UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2015
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WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,
51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other events

As disclosed in our Annual Report on Form 10-K for the year ended December 31, 2014, effective from January 1, 2015 the Company has changed the way it manages and reports operating results, resulting in a change in the Company’s operating and reportable segments from three segments, known as Willis Global, Willis North America and Willis International, into four segments: Willis Capital, Wholesale and Reinsurance; Willis North America; Willis International; and Willis GB.
The principal changes to the reporting segments are as follows:

•
Willis International and Willis North America remain largely unchanged except for certain specialty teams formerly included in Global which are now included in the geographic regions in which they are located.

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Willis Capital, Wholesale and Reinsurance comprises Willis Re, Willis Capital Markets & Advisory and the Company's wholesale business. In addition, it will also include a new unit called Willis Portfolio Underwriting Services.

•
The remaining component businesses previously included as part of the Global segment which include the Company's UK retail business, facultative business and London specialty business, now form Willis GB.

Accordingly, the Company is filing this report on Form 8-K to provide updated Business discussion, and recast Management's Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data which are attached as Exhibits 99.1, 99.2 and 99.3.
The information presented in this Current Report on Form 8-K has been updated for the segment change only and does not reflect events occurring after the filing of the Company's Annual Report for the year ended December 31, 2014. This Current Report on Form 8-K should be read in conjunction with the Company's previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the Company's subsequent filings with the Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits

23.1	Consent of Deloitte LLP.
99.1	Business (which replaces and supersedes, Part I, Item 1 of the 2014 Form 10-K filed with the SEC on February 24, 2015).
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes, Part II, Item 7 of the 2014 Form 10-K filed with the SEC on February 24, 2015).
99.3
Consolidated Financial Statements and Supplementary Data for the three years ended December 31, 2014 (which replaces and supersedes Part II, Item 8 of the 2014 Form 10-K filed with the SEC on February 24, 2015).

101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document
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** Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not field for purposes of Section 18 of the Securities and Exchange act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIS GROUP HOLDINGS PLC (REGISTRANT)

By:	/s/ JOHN GREENE
John Greene
Group Chief Financial Officer
(Principal Financial and Accounting Officer)
Dated: August 21, 2015